Exhibit 10.1

[Encore Capital Group, Inc. letterhead]

April 8, 2013

Mr. J. Brandon Black

c/o Encore Capital Group, Inc.

3111 Camino Del Rio North, Suite 1300

San Diego, California 92108

Dear Brandon:

This letter agreement (“Agreement”) memorializes your new transition and consulting arrangements with Encore Capital Group, Inc., a Delaware corporation, and its subsidiaries and affiliates (collectively, “Encore”). This Agreement replaces and supersedes your severance protection letter agreement dated March 11, 2009 (“Severance Protection Letter”).

1. You and Encore agree that you will continue to serve as the President of Encore until April 8, 2013 and will serve as Chief Executive Officer of Encore until May 31, 2013 when your employment with Encore will end. On June 5, 2013 (the “Transition Date”) you will become a consultant to Encore. You and Encore agree that you will be a consultant to Encore at all times during the 3-year period immediately following the Transition Date (the “Consulting Period”). As a consultant, you will be treated for all purposes, including but not limited to federal, state and local taxation purposes, as an independent contractor and not as an employee, other than with respect to those payments described in Paragraph 3 below that will be treated as wages for federal taxation purposes. In addition, Encore and you agree that the annual aggregate of the work performed by you for Encore will never exceed 20% of the average level of services that you performed for the Company during the 36 months immediately preceding the Transition Date (e.g. no more than an average of eight (8) hours per workweek). All Encore equity held by you shall continue to vest according to the terms and conditions of the applicable plans and agreements.

2. Your duties as a consultant during the Consulting Period will be to:

•	assist Encore with the transition from yourself to a new Chief Executive Officer;

•	consult with Encore’s new Chief Executive Officer with respect to specific projects; and

•	consult with Encore’s Executive Chairman and/or its board of directors with respect to specific projects;

•	assist Encore’s senior management with respect to specific projects; and

•	provide assistance with respect to any investigative, administrative or regulatory proceeding as requested from time to time by Encore’s Executive Chairman or Chief Executive Officer.

3. During the Consulting Period, you will receive the following compensation:

•

a one-time payment of $300,000, payable on the first day of the 7th month following the Transition Date (the “1st Lump Sum Payment”); this payment will be treated as wages for federal and state taxation purposes;

Mr. J. Brandon Black

April 8, 2013

•

18 monthly payments of $50,000, beginning in the 7th month following your Transition Date, payable in accordance with Encore’s then-current regular payroll schedule; these payments will be treated as wages for federal and state taxation purposes;

•

a one-time payment of $1,876,667, payable on the earlier of when bonuses are paid to employees for fiscal year 2013 or 75 days following the end of fiscal year 2013 (the “2nd Lump Sum Payment”); this payment will be treated as wages for federal and state taxation purposes; and

•	a one-time payment of $23,333, payable at the end of the Consulting Period (the “3rd Lump Sum Payment”).

4. At the time you and Encore agree to the terms and conditions contained in this Agreement, you will sign the Waiver and Release attached to this Agreement as Exhibit A. Immediately prior to receiving the 1st Lump Sum Payment, you will sign the Waiver and Release attached to this Agreement as Exhibit B. Immediately prior to receiving the 2nd Lump Sum Payment, you will sign the Waiver and Release attached to this Agreement as Exhibit C. Immediately prior to receiving the 3rd Lump Sum Payment, you will sign the Waiver and Release attached to this Agreement as Exhibit D.

5. All compensation (other than the compensation described as wages in Paragraph 3 above), will not be subject to tax withholding. We both agree that you and Encore will cooperate in good faith to ensure that all compensation paid to you by Encore fully complies with Internal Revenue Code Section 409A (“Section 409A”). This means that since you are a “specified employee” (as such term is used under Section 409A), and some of your compensation is “nonqualified deferred compensation” (as such term is generally used under Section 409A), such compensation will be paid to you after the 6-month period following your “separation of service” (as such term is used under Section 409A) as set forth in Paragraph 3 above.

6. Encore will pay or reimburse you for all authorized reasonable business expenses (primarily travel expenses) incurred by you during the Consulting Period in carrying out your duties and responsibilities under this Agreement. Encore will also pay, on your behalf, the cost of group health continuation coverage premiums for you and your eligible dependents under Title X of the Consolidated Budget Reconciliation Act of 1985, as amended, or comparable provisions of state law (“COBRA”) and California COBRA (which payments shall be treated as taxable compensation to you as necessary to avoid the application of Internal Revenue Code Section 105(h)), through the earliest of (x) the expiration of 24 months after the Transition Date, (y) the date upon which you have obtained substantially comparable health benefits by becoming covered under the group health plan of a subsequent employer, or (z) the date you no longer constitute a “Qualified Beneficiary” (as such term is defined in Internal Revenue Code Section 4980B(g) or applicable California regulations); provided, however, that you will be solely responsible for electing such coverage within the required time period, and provided further, that to the extent COBRA and California COBRA coverage is not available due to the expiration of the maximum COBRA and California COBRA period prior to the end of the period for which Encore is obligated to provide health benefits under this paragraph, Encore will reimburse you for the cost of premiums for individual health coverage, if obtained by you, but not in excess of the amount of the monthly COBRA or California COBRA premium then being paid, for the remainder of the period for which Encore is obligated under this paragraph. You agree to provide notice to Encore within 10 days of securing such comparable benefits with a subsequent employer.

7. You will continue to be indemnified to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by you in connection with any action, suit or proceeding to which you may be made a party, brought by any third party by reason of any act or omission of you as an officer or employee or consultant of Encore or any of its affiliate, other than for acts or omissions that constitute willful misconduct.

8. You agree that this Agreement contains the entire understanding between you and Encore concerning your employment and consulting arrangements with Encore and supersedes all prior agreements, understandings, discussions, negotiations, and undertakings, whether written or oral, between you and Encore, including the Severance Protection Letter.

Mr. J. Brandon Black

April 8, 2013

9. During the Consulting Period you will cooperate with all outstanding legal and administrative matters, issues that you have been involved with during your employment and during the Consulting Period and other transition matters. This obligation includes, but is not limited to, spending adequate time for preparation to testify or give depositions, and cooperating with Encore or its attorneys in gathering information regarding any legal or investigative matter. You will further cooperate on the matters covered by this Paragraph 9 after the Consulting Period upon the reasonable request of Encore with proper advance notice.

10. During the Consulting Period, you agree that you will not at any time, without the prior written consent of Encore, directly or indirectly, engage in any activity (whether as a principal, agent, partner, employee, investor, owner, consultant, director, member or otherwise) that is in direct competition with Encore or any of its subsidiaries or affiliates in the United States and/or any country in which Encore or any of its subsidiaries or affiliates conducts business with respect to a business in which Encore or any of its subsidiaries or affiliates engaged during the term of your employment or as of the Transition Date, including any business in which Encore had made substantial preparation to engage as of the Transition Date; provided that your ownership interest of 1% or less in any publicly held company or 5% or less of any privately held company shall not be treated as a violation of this paragraph; and further provided that you may be employed by or otherwise associated with a business or entity of which a subsidiary, division, segment, unit, etc. is in direct competition with the Encore or any of its subsidiaries or affiliates but as to which such subsidiary, division, segment, unit, etc. you have no direct or indirect responsibilities or involvement so long as you do not disclose or use any confidential information of Encore.

11. During the Consulting Period, you agree that you will not directly or indirectly (i) hire any person who was an employee of Encore or any of its subsidiaries or affiliates at any time before or after the Transition Date (unless more than 6 months shall have elapsed between the last day of such person’s employment by Encore or any of its subsidiaries and the first date of such hire or such person’s employment was terminated by Encore) or (ii) induce or attempt to induce any employee of Encore or any of its subsidiaries to leave the employ thereof or in any way interfere with the relationship between Encore or any of its subsidiaries or affiliates and any employee thereof; provided that this Paragraph 11 shall not apply to a situation where a business or entity that you are employed by or associated with hires, induces or interferes with any person who was an employee of Encore or any of its subsidiaries or affiliates at any time before or after the Transition Date but as to which you had no direct or indirect involvement in such hiring, inducement, or interference.

12. During the Consulting Period and thereafter, you agree that you will not issue, circulate, publish or make any false or disparaging statements, remarks or rumors about Encore or the officers or directors of Encore other than to the extent reasonably necessary in order to (i) assert a bona fide claim against Encore arising out of your employment with Encore, or (ii) respond in a truthful and appropriate manner to any legal process or give truthful and appropriate testimony in a legal, administrative or regulatory proceeding.

13. If you breach the provisions of Paragraphs 10 and/or 11 above, you will immediately forfeit any compensation that has not been paid to you under Paragraph 3 above, and you will immediately repay to Encore any compensation that has already been paid to you under Paragraph 3 above. In addition, Encore shall have the right to have such restrictive covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach of such restrictive covenants would cause irreparable injury to Encore and that money damages would not provide an adequate remedy for such injury. Accordingly, Encore shall be entitled to injunctive relief to enforce the terms of such restrictive covenants and to restrain you from any violation thereof. The rights and remedies set forth in this Paragraph 13 shall be independent of all other rights and remedies available to Encore for a breach of such restrictive covenants, and shall be severally enforceable from, in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

Mr. J. Brandon Black

April 8, 2013

14. This Agreement shall not be terminated by any reorganization, merger or consolidation involving Encore (each, a “Business Combination”). In the event of any Business Combination, the provisions of this Agreement shall be binding upon the person resulting from such Business Combination (the “Surviving Person”), and the Surviving Person shall be treated as Encore hereunder.

15. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you shall die while any amounts would be payable to you hereunder had you continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by you to receive such amounts or, if no person is so appointed, to your estate.

16. For purposes of this Agreement all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered personally or by facsimile upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service or (iii) five days after deposit in the United States mail, certified and return receipt requested, postage prepaid. All such notices and communications shall be delivered as set forth below.

If to you: To the home address last appearing in Encore’s records.

If to Encore:

Encore Capital Group, Inc.

3111 Camino Del Rio North, Suite 1300

San Diego, California 92108

Attn: Chief HR Officer

17. The respective post-termination of employment and consulting obligations and benefits afforded to Encore and you as provided in this Agreement shall survive the termination of this Agreement.

18. You and Encore agree that any controversy or claim arising out of or relating to this Agreement (other than a controversy under Paragraphs 10, 11 and/or 12 above), or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association (“AAA”) in accordance with its Employment Arbitration Rules then in effect. Venue for any arbitration pursuant to this Agreement will lie in the County of San Diego, California or in any venue mutually agreed to by you and Encore. One of the arbitrators shall be appointed by Encore, one shall be appointed by you and the third shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the third arbitrator within 30 days following the appointment of the second arbitrator, then the third arbitrator shall be appointed by AAA. All three arbitrators shall be experienced in the resolution of disputes under employment agreements for senior executives of major corporations. Any award entered by the arbitrators shall be final, binding and non-appealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The arbitrators shall have no authority to modify any provision of this Agreement or to award a remedy for a dispute involving this Agreement other than a benefit specifically provided under or by virtue of this Agreement. Each party shall be responsible for its own expenses relating to the conduct of the arbitration (including reasonable attorneys’ fees and expenses). Encore shall pay the fees of the AAA and the arbitrators, if applicable.

19. Neither you or Encore may alter or amend this Agreement without a document signed by you and an authorized officer of Encore. Encore represents and warrants that it has obtained any and all necessary approval from its board of directors and any other approval required to enter into this Agreement.

20. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without reference to principles of conflict of laws unless superseded by federal law. All of your paid, granted or awarded incentive compensation is subject to Encore’s Compensation Recovery Policy, which was adopted by Encore’s board of directors on April 3, 2013.

Mr. J. Brandon Black

April 8, 2013

Brandon, if the terms and conditions of this Agreement are acceptable to you, please sign below.

Sincerely,

/s/ George Lund
George Lund
Executive Chairman
Encore Capital Group, Inc.

ACCEPTED AND AGREED:

/s/ J. Brandon Black

J. Brandon Black                       Date

Attachment

ATTACHMENT A

GENERAL RELEASE AND WAIVER OF CLAIMS

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that:

1. J. Brandon Black (the “Executive”), on his or her own behalf and on behalf of his or her descendants, dependents, heirs, executors and administrators and permitted assigns, past and present, in consideration for the amounts payable to the undersigned under that letter agreement dated as of April 8, 2013 (the “Agreement”), and for other good and adequate consideration the receipt of which is mutually acknowledged by and between the Executive and Encore Capital Group, Inc. (the “Company”), does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Company, and its respective assigns, affiliates, subsidiaries, parents, predecessors and successors, and the past and present stockholders, employees, officers, directors, members, managers, representatives and agents or any of them (collectively, the “Company Group”), from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that the Executive ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, including, without limiting the generality of the foregoing, any claims, demands, rights, judgments, defenses, actions, charges or causes of action related to employment or termination of employment or that arise out of or relate in any way to the Age Discrimination in Employment Act of 1967 (“ADEA”), as amended, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, as amended, and other Federal, state and local laws relating to discrimination on the basis of age, sex or other protected class, all claims under Federal, state or local laws for express or implied breach of contract, wrongful discharge, defamation, intentional infliction of emotional distress, and any related claims for attorneys’ fees and costs; provided, however, that nothing herein shall release any member of the Company Group from any of its obligations under the Agreement or any rights to indemnification under any charter or by-laws (or similar documents) of any member of the Company Group. The Executive further agrees that this General Release and Waiver of Claims may be pleaded as a full defense to any action, suit or other proceeding covered by the terms hereof which is or may be initiated, prosecuted or maintained by the Executive, his or her heirs or assigns. Notwithstanding the foregoing, the Executive understands and confirms that he is executing this General Release and Waiver of Claims voluntarily and knowingly, and that the same shall not affect the Executive’s right to claim otherwise under ADEA. In addition, the Executive shall not be precluded by this General Release and Waiver of Claims from filing a charge with any relevant federal, state or local administrative agency, but the Executive agrees not to participate in, and agrees to waive his or her rights with respect to any monetary or other financial relief arising from any such administrative proceeding.

2. Notwithstanding anything herein to the contrary, the Executive does not release any claims that the law does not permit the Executive to release, including, without limitation, claims under the Family Medical Leave Act, the Fair Labor Standards Act, California Workers’ Compensation, California Family Rights Act, and Division 3, Article 2 of the California Labor Code (including indemnification rights).

3. The Company, on its own behalf and on behalf of the Company Group, does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any federal, state or local administrative agency) against, and waives, releases and discharges the Executive and his or her heirs, successors and assigns, descendants, dependents, executors and administrators, past and present, and any of his or her affiliates and each of them (collectively, the “Executive Releasees”) from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that any person or entity of the Company Group ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, based on facts known to any executive officer of the Company as of the date of this General Release and Waiver of Claims (other than the Executive), including specifically, but not exclusively and without limiting the generality of the foregoing, any and all claims, demands,

Mr. J. Brandon Black

March     , 2013

agreements, obligations and causes of action arising out of or in any way connected with any transaction, occurrence, act or omission related to Executive’s employment by the Company or any of its subsidiaries or the termination of that employment; provided, however, that nothing herein shall release the Executive Releasees from any obligations arising out of or related in any way to the Executive’s obligations under the Agreement, the Confidentiality Agreement (as defined in the Agreement) or any agreement governing the terms of any equity award granted to the Executive or impair the right or ability of the Company to enforce the terms thereof.

4. In furtherance of their respective agreements set forth above, each of the Executive and the Company hereby expressly waives and relinquishes any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person’s decision to give such a release. In connection with such waiver and relinquishment, each of the Executive and the Company acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each of the Executive and the Company to fully, finally and forever release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed, as specifically provided herein. The parties hereto acknowledge and agree that this waiver shall be an essential and material term of the release contained above. In addition, and not by way of limitation to the foregoing, each of the Executive and the Company fully understands and knowingly and expressly waives its rights and benefits under Section 1542 of the California Civil Code or under any similar provision of law. Section 1542 of the California Civil Code states that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE [EMPLOYEE] DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH [THE COMPANY].

Nothing in this paragraph is intended to expand the scope of the release as specified herein.

5. This General Release and Waiver of Claims shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

6. To the extent that the Executive is forty (40) years of age or older, this paragraph shall apply. The Executive acknowledges that Executive is waiving and releasing any rights he or she may have under the ADEA and that this General Release and Waiver of Claims is entered into knowingly and voluntarily. The Executive acknowledges that this General Release and Waiver of Claims does not apply to any rights or claims that may arise under the ADEA after the date of this General Release and Waiver of Claims. The Executive acknowledges that the consideration given for this General Release and Waiver of Claims is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that the Executive has been advised by this writing as required by the ADEA that:

(a) the Executive has the right to and is advised to consult with an attorney prior to executing this General Release and Waiver of Claims;

(b) the Executive has up to twenty-one (21) days within which to consider this General Release and Waiver of Claims (although Executive may choose to execute this General Release and Waiver of Claims earlier);

(c) the Executive has seven (7) days following the execution of this General Release and Waiver of Claims to revoke; and

(d) This General Release and Waiver of Claims and the Executive’s right to receive payments or other benefits payable by the Company pursuant to the Agreement shall not be effective until the revocation period has expired.

In order to cancel or revoke this General Release and Waiver of Claims, the Executive must deliver to the General Counsel of the Company written notice stating that the Executive is canceling or revoking this

Mr. J. Brandon Black

March     , 2013

General Release and Waiver of Claims. If this General Release and Waiver of Claims is timely cancelled or revoked, none of the provisions of this General Release and Waiver of Claims shall be effective or enforceable and the Company shall not be obligated to make the payments to the Executive under the Agreement or to provide the Executive with the other benefits described in this General Release and Waiver of Claims, and all contracts and provisions modified, relinquished or rescinded hereunder shall be reinstated to the extent in effect immediately prior hereto.

7. Each of the Executive and the Company acknowledge that they have entered into this General Release and Waiver of Claims knowingly and willingly and has had ample opportunity to consider the terms and provisions of this General Release.

IN WITNESS WHEREOF, the parties hereto have caused this General Release and Waiver of Claims to be executed on this             day of                     , 20        .

J. Brandon Black

ENCORE CAPITAL GROUP, INC.

By:

Name:

Title:

ATTACHMENT B

GENERAL RELEASE AND WAIVER OF CLAIMS

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that:

1. J. Brandon Black (the “Executive”), on his or her own behalf and on behalf of his or her descendants, dependents, heirs, executors and administrators and permitted assigns, past and present, in consideration for the amounts payable to the undersigned under that letter agreement dated as of April 8, 2013 (the “Agreement”), and for other good and adequate consideration the receipt of which is mutually acknowledged by and between the Executive and Encore Capital Group, Inc. (the “Company”), does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Company, and its respective assigns, affiliates, subsidiaries, parents, predecessors and successors, and the past and present stockholders, employees, officers, directors, members, managers, representatives and agents or any of them (collectively, the “Company Group”), from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that the Executive ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, including, without limiting the generality of the foregoing, any claims, demands, rights, judgments, defenses, actions, charges or causes of action related to employment or termination of employment or that arise out of or relate in any way to the Age Discrimination in Employment Act of 1967 (“ADEA”), as amended, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, as amended, and other Federal, state and local laws relating to discrimination on the basis of age, sex or other protected class, all claims under Federal, state or local laws for express or implied breach of contract, wrongful discharge, defamation, intentional infliction of emotional distress, and any related claims for attorneys’ fees and costs; provided, however, that nothing herein shall release any member of the Company Group from any of its obligations under the Agreement or any rights to indemnification under any charter or by-laws (or similar documents) of any member of the Company Group. The Executive further agrees that this General Release and Waiver of Claims may be pleaded as a full defense to any action, suit or other proceeding covered by the terms hereof which is or may be initiated, prosecuted or maintained by the Executive, his or her heirs or assigns. Notwithstanding the foregoing, the Executive understands and confirms that he is executing this General Release and Waiver of Claims voluntarily and knowingly, and that the same shall not affect the Executive’s right to claim otherwise under ADEA. In addition, the Executive shall not be precluded by this General Release and Waiver of Claims from filing a charge with any relevant federal, state or local administrative agency, but the Executive agrees not to participate in, and agrees to waive his or her rights with respect to any monetary or other financial relief arising from any such administrative proceeding.

2. Notwithstanding anything herein to the contrary, the Executive does not release any claims that the law does not permit the Executive to release, including, without limitation, claims under the Family Medical Leave Act, the Fair Labor Standards Act, California Workers’ Compensation, California Family Rights Act, and Division 3, Article 2 of the California Labor Code (including indemnification rights).

3. The Company, on its own behalf and on behalf of the Company Group, does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any federal, state or local administrative agency) against, and waives, releases and discharges the Executive and his or her heirs, successors and assigns, descendants, dependents, executors and administrators, past and present, and any of his or her affiliates and each of them (collectively, the “Executive Releasees”) from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that any person or entity of the Company Group ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, based on facts known to any executive officer of the Company as of the date of this General Release and Waiver of Claims (other than the Executive), including specifically,

Mr. J. Brandon Black

March     , 2013

but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, agreements, obligations and causes of action arising out of or in any way connected with any transaction, occurrence, act or omission related to Executive’s employment by the Company or any of its subsidiaries or the termination of that employment; provided, however, that nothing herein shall release the Executive Releasees from any obligations arising out of or related in any way to the Executive’s obligations under the Agreement, the Confidentiality Agreement (as defined in the Agreement) or any agreement governing the terms of any equity award granted to the Executive or impair the right or ability of the Company to enforce the terms thereof.

4. In furtherance of their respective agreements set forth above, each of the Executive and the Company hereby expressly waives and relinquishes any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person’s decision to give such a release. In connection with such waiver and relinquishment, each of the Executive and the Company acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each of the Executive and the Company to fully, finally and forever release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed, as specifically provided herein. The parties hereto acknowledge and agree that this waiver shall be an essential and material term of the release contained above. In addition, and not by way of limitation to the foregoing, each of the Executive and the Company fully understands and knowingly and expressly waives its rights and benefits under Section 1542 of the California Civil Code or under any similar provision of law. Section 1542 of the California Civil Code states that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE [EMPLOYEE] DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH [THE COMPANY].

Nothing in this paragraph is intended to expand the scope of the release as specified herein.

5. This General Release and Waiver of Claims shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

6. To the extent that the Executive is forty (40) years of age or older, this paragraph shall apply. The Executive acknowledges that Executive is waiving and releasing any rights he or she may have under the ADEA and that this General Release and Waiver of Claims is entered into knowingly and voluntarily. The Executive acknowledges that this General Release and Waiver of Claims does not apply to any rights or claims that may arise under the ADEA after the date of this General Release and Waiver of Claims. The Executive acknowledges that the consideration given for this General Release and Waiver of Claims is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that the Executive has been advised by this writing as required by the ADEA that:

(a) the Executive has the right to and is advised to consult with an attorney prior to executing this General Release and Waiver of Claims;

(b) the Executive has up to twenty-one (21) days within which to consider this General Release and Waiver of Claims (although Executive may choose to execute this General Release and Waiver of Claims earlier);

(c) the Executive has seven (7) days following the execution of this General Release and Waiver of Claims to revoke; and

(d) This General Release and Waiver of Claims and the Executive’s right to receive payments or other benefits payable by the Company pursuant to the Agreement shall not be effective until the revocation period has expired.

In order to cancel or revoke this General Release and Waiver of Claims, the Executive must deliver to the General Counsel of the Company written notice stating that the Executive is canceling or revoking this General Release and Waiver of Claims. If this General Release and Waiver of Claims is timely cancelled or

Mr. J. Brandon Black

March     , 2013

revoked, none of the provisions of this General Release and Waiver of Claims shall be effective or enforceable and the Company shall not be obligated to make the payments to the Executive under the Agreement or to provide the Executive with the other benefits described in this General Release and Waiver of Claims, and all contracts and provisions modified, relinquished or rescinded hereunder shall be reinstated to the extent in effect immediately prior hereto.

7. Each of the Executive and the Company acknowledge that they have entered into this General Release and Waiver of Claims knowingly and willingly and has had ample opportunity to consider the terms and provisions of this General Release.

IN WITNESS WHEREOF, the parties hereto have caused this General Release and Waiver of Claims to be executed on this             day of                     , 20        .

J. Brandon Black

ENCORE CAPITAL GROUP, INC.

By:
Name:
Title:

ATTACHMENT C

GENERAL RELEASE AND WAIVER OF CLAIMS

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that:

1. J. Brandon Black (the “Executive”), on his or her own behalf and on behalf of his or her descendants, dependents, heirs, executors and administrators and permitted assigns, past and present, in consideration for the amounts payable to the undersigned under that letter agreement dated as of April 8, 2013 (the “Agreement”), and for other good and adequate consideration the receipt of which is mutually acknowledged by and between the Executive and Encore Capital Group, Inc. (the “Company”), does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Company, and its respective assigns, affiliates, subsidiaries, parents, predecessors and successors, and the past and present stockholders, employees, officers, directors, members, managers, representatives and agents or any of them (collectively, the “Company Group”), from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that the Executive ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, including, without limiting the generality of the foregoing, any claims, demands, rights, judgments, defenses, actions, charges or causes of action related to employment or termination of employment or that arise out of or relate in any way to the Age Discrimination in Employment Act of 1967 (“ADEA”), as amended, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, as amended, and other Federal, state and local laws relating to discrimination on the basis of age, sex or other protected class, all claims under Federal, state or local laws for express or implied breach of contract, wrongful discharge, defamation, intentional infliction of emotional distress, and any related claims for attorneys’ fees and costs; provided, however, that nothing herein shall release any member of the Company Group from any of its obligations under the Agreement or any rights to indemnification under any charter or by-laws (or similar documents) of any member of the Company Group. The Executive further agrees that this General Release and Waiver of Claims may be pleaded as a full defense to any action, suit or other proceeding covered by the terms hereof which is or may be initiated, prosecuted or maintained by the Executive, his or her heirs or assigns. Notwithstanding the foregoing, the Executive understands and confirms that he is executing this General Release and Waiver of Claims voluntarily and knowingly, and that the same shall not affect the Executive’s right to claim otherwise under ADEA. In addition, the Executive shall not be precluded by this General Release and Waiver of Claims from filing a charge with any relevant federal, state or local administrative agency, but the Executive agrees not to participate in, and agrees to waive his or her rights with respect to any monetary or other financial relief arising from any such administrative proceeding.

2. Notwithstanding anything herein to the contrary, the Executive does not release any claims that the law does not permit the Executive to release, including, without limitation, claims under the Family Medical Leave Act, the Fair Labor Standards Act, California Workers’ Compensation, California Family Rights Act, and Division 3, Article 2 of the California Labor Code (including indemnification rights).

3. The Company, on its own behalf and on behalf of the Company Group, does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any federal, state or local administrative agency) against, and waives, releases and discharges the Executive and his or her heirs, successors and assigns, descendants, dependents, executors and administrators, past and present, and any of his or her affiliates and each of them (collectively, the “Executive Releasees”) from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that any person or entity of the Company Group ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, based on facts known to any executive officer of the Company as of the date of this General Release and Waiver of Claims (other than the Executive), including specifically, but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, agreements, obligations and causes of action arising out of or in any way connected with any transaction,

Mr. J. Brandon Black

March     , 2013

occurrence, act or omission related to Executive’s employment by the Company or any of its subsidiaries or the termination of that employment; provided, however, that nothing herein shall release the Executive Releasees from any obligations arising out of or related in any way to the Executive’s obligations under the Agreement, the Confidentiality Agreement (as defined in the Agreement) or any agreement governing the terms of any equity award granted to the Executive or impair the right or ability of the Company to enforce the terms thereof.

4. In furtherance of their respective agreements set forth above, each of the Executive and the Company hereby expressly waives and relinquishes any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person’s decision to give such a release. In connection with such waiver and relinquishment, each of the Executive and the Company acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each of the Executive and the Company to fully, finally and forever release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed, as specifically provided herein. The parties hereto acknowledge and agree that this waiver shall be an essential and material term of the release contained above. In addition, and not by way of limitation to the foregoing, each of the Executive and the Company fully understands and knowingly and expressly waives its rights and benefits under Section 1542 of the California Civil Code or under any similar provision of law. Section 1542 of the California Civil Code states that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE [EMPLOYEE] DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH [THE COMPANY].

Nothing in this paragraph is intended to expand the scope of the release as specified herein.

5. This General Release and Waiver of Claims shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

6. To the extent that the Executive is forty (40) years of age or older, this paragraph shall apply. The Executive acknowledges that Executive is waiving and releasing any rights he or she may have under the ADEA and that this General Release and Waiver of Claims is entered into knowingly and voluntarily. The Executive acknowledges that this General Release and Waiver of Claims does not apply to any rights or claims that may arise under the ADEA after the date of this General Release and Waiver of Claims. The Executive acknowledges that the consideration given for this General Release and Waiver of Claims is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that the Executive has been advised by this writing as required by the ADEA that:

(a) the Executive has the right to and is advised to consult with an attorney prior to executing this General Release and Waiver of Claims;

(b) the Executive has up to twenty-one (21) days within which to consider this General Release and Waiver of Claims (although Executive may choose to execute this General Release and Waiver of Claims earlier);

(c) the Executive has seven (7) days following the execution of this General Release and Waiver of Claims to revoke; and

(d) This General Release and Waiver of Claims and the Executive’s right to receive payments or other benefits payable by the Company pursuant to the Agreement shall not be effective until the revocation period has expired.

In order to cancel or revoke this General Release and Waiver of Claims, the Executive must deliver to the General Counsel of the Company written notice stating that the Executive is canceling or revoking this General Release and Waiver of Claims. If this General Release and Waiver of Claims is timely cancelled or revoked, none of the provisions of this General Release and Waiver of Claims shall be effective or enforceable and the Company shall not be obligated to make the payments to the Executive under the

Mr. J. Brandon Black

March     , 2013

Agreement or to provide the Executive with the other benefits described in this General Release and Waiver of Claims, and all contracts and provisions modified, relinquished or rescinded hereunder shall be reinstated to the extent in effect immediately prior hereto.

7. Each of the Executive and the Company acknowledge that they have entered into this General Release and Waiver of Claims knowingly and willingly and has had ample opportunity to consider the terms and provisions of this General Release.

IN WITNESS WHEREOF, the parties hereto have caused this General Release and Waiver of Claims to be executed on this             day of                     , 20        .

J. Brandon Black

ENCORE CAPITAL GROUP, INC.

By:
Name:
Title:

ATTACHMENT D

GENERAL RELEASE AND WAIVER OF CLAIMS

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW that:

1. J. Brandon Black (the “Executive”), on his or her own behalf and on behalf of his or her descendants, dependents, heirs, executors and administrators and permitted assigns, past and present, in consideration for the amounts payable to the undersigned under that letter agreement dated as of April 8, 2013 (the “Agreement”), and for other good and adequate consideration the receipt of which is mutually acknowledged by and between the Executive and Encore Capital Group, Inc. (the “Company”), does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any Federal, state or local administrative agency) against, and waives, releases and discharges the Company, and its respective assigns, affiliates, subsidiaries, parents, predecessors and successors, and the past and present stockholders, employees, officers, directors, members, managers, representatives and agents or any of them (collectively, the “Company Group”), from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that the Executive ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, including, without limiting the generality of the foregoing, any claims, demands, rights, judgments, defenses, actions, charges or causes of action related to employment or termination of employment or that arise out of or relate in any way to the Age Discrimination in Employment Act of 1967 (“ADEA”), as amended, the Older Workers Benefit Protection Act, Title VII of the Civil Rights Act of 1964, as amended, and other Federal, state and local laws relating to discrimination on the basis of age, sex or other protected class, all claims under Federal, state or local laws for express or implied breach of contract, wrongful discharge, defamation, intentional infliction of emotional distress, and any related claims for attorneys’ fees and costs; provided, however, that nothing herein shall release any member of the Company Group from any of its obligations under the Agreement or any rights to indemnification under any charter or by-laws (or similar documents) of any member of the Company Group. The Executive further agrees that this General Release and Waiver of Claims may be pleaded as a full defense to any action, suit or other proceeding covered by the terms hereof which is or may be initiated, prosecuted or maintained by the Executive, his or her heirs or assigns. Notwithstanding the foregoing, the Executive understands and confirms that he is executing this General Release and Waiver of Claims voluntarily and knowingly, and that the same shall not affect the Executive’s right to claim otherwise under ADEA. In addition, the Executive shall not be precluded by this General Release and Waiver of Claims from filing a charge with any relevant federal, state or local administrative agency, but the Executive agrees not to participate in, and agrees to waive his or her rights with respect to any monetary or other financial relief arising from any such administrative proceeding.

2. Notwithstanding anything herein to the contrary, the Executive does not release any claims that the law does not permit the Executive to release, including, without limitation, claims under the Family Medical Leave Act, the Fair Labor Standards Act, California Workers’ Compensation, California Family Rights Act, and Division 3, Article 2 of the California Labor Code (including indemnification rights).

3. The Company, on its own behalf and on behalf of the Company Group, does hereby agree not to bring any claim or pursue any litigation (or file any charge or otherwise correspond with any federal, state or local administrative agency) against, and waives, releases and discharges the Executive and his or her heirs, successors and assigns, descendants, dependents, executors and administrators, past and present, and any of his or her affiliates and each of them (collectively, the “Executive Releasees”) from any and all claims, demands, rights, judgments, defenses, actions, charges or causes of action whatsoever, of any and every kind and description, whether known or unknown, accrued or not accrued, that any person or entity of the Company Group ever had, now has or shall or may have or assert as of the date of this General Release and Waiver of Claims against any of them, based on facts known to any executive officer of the Company as of the date of this General Release and Waiver of Claims (other than the Executive), including specifically, but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, agreements, obligations and causes of action arising out of or in any way connected with any transaction,

Mr. J. Brandon Black

March     , 2013

occurrence, act or omission related to Executive’s employment by the Company or any of its subsidiaries or the termination of that employment; provided, however, that nothing herein shall release the Executive Releasees from any obligations arising out of or related in any way to the Executive’s obligations under the Agreement, the Confidentiality Agreement (as defined in the Agreement) or any agreement governing the terms of any equity award granted to the Executive or impair the right or ability of the Company to enforce the terms thereof.

4. In furtherance of their respective agreements set forth above, each of the Executive and the Company hereby expressly waives and relinquishes any and all rights under any applicable statute, doctrine or principle of law restricting the right of any person to release claims which such person does not know or suspect to exist at the time of executing a release, which claims, if known, may have materially affected such person’s decision to give such a release. In connection with such waiver and relinquishment, each of the Executive and the Company acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of each of the Executive and the Company to fully, finally and forever release all such matters, and all claims relative thereto which now exist, may exist or theretofore have existed, as specifically provided herein. The parties hereto acknowledge and agree that this waiver shall be an essential and material term of the release contained above. In addition, and not by way of limitation to the foregoing, each of the Executive and the Company fully understands and knowingly and expressly waives its rights and benefits under Section 1542 of the California Civil Code or under any similar provision of law. Section 1542 of the California Civil Code states that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE [EMPLOYEE] DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH [THE COMPANY].

Nothing in this paragraph is intended to expand the scope of the release as specified herein.

5. This General Release and Waiver of Claims shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

6. To the extent that the Executive is forty (40) years of age or older, this paragraph shall apply. The Executive acknowledges that Executive is waiving and releasing any rights he or she may have under the ADEA and that this General Release and Waiver of Claims is entered into knowingly and voluntarily. The Executive acknowledges that this General Release and Waiver of Claims does not apply to any rights or claims that may arise under the ADEA after the date of this General Release and Waiver of Claims. The Executive acknowledges that the consideration given for this General Release and Waiver of Claims is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that the Executive has been advised by this writing as required by the ADEA that:

(a) the Executive has the right to and is advised to consult with an attorney prior to executing this General Release and Waiver of Claims;

(b) the Executive has up to twenty-one (21) days within which to consider this General Release and Waiver of Claims (although Executive may choose to execute this General Release and Waiver of Claims earlier);

(c) the Executive has seven (7) days following the execution of this General Release and Waiver of Claims to revoke; and

(d) This General Release and Waiver of Claims and the Executive’s right to receive payments or other benefits payable by the Company pursuant to the Agreement shall not be effective until the revocation period has expired.

In order to cancel or revoke this General Release and Waiver of Claims, the Executive must deliver to the General Counsel of the Company written notice stating that the Executive is canceling or revoking this General Release and Waiver of Claims. If this General Release and Waiver of Claims is timely cancelled or revoked, none of the provisions of this General Release and Waiver of Claims shall be effective or enforceable and the Company shall not be obligated to make the payments to the Executive under the

Mr. J. Brandon Black

March     , 2013

Agreement or to provide the Executive with the other benefits described in this General Release and Waiver of Claims, and all contracts and provisions modified, relinquished or rescinded hereunder shall be reinstated to the extent in effect immediately prior hereto.

7. Each of the Executive and the Company acknowledge that they have entered into this General Release and Waiver of Claims knowingly and willingly and has had ample opportunity to consider the terms and provisions of this General Release.

IN WITNESS WHEREOF, the parties hereto have caused this General Release and Waiver of Claims to be executed on this             day of                     , 20        .

J. Brandon Black

ENCORE CAPITAL GROUP, INC.

By:
Name:
Title: